FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT


          This First Amendment to Employment Agreement is made as of the 1st day of July, 1997 by and between Checkpoint Systems, Inc. ("CSI") and William
     J. Reilly, Jr. ("Executive").

          WHEREAS, CSI and Executive are parties to an Employment Agreement dated July 1, 1995 ("Agreement"); and

          WHEREAS, the parties wish to amend such Agreement as set forth herein;


          NOW THEREFORE, in consideration of the premises and mutual promises and covenants contained herein and intending to be legally bound thereby, the parties agree as follows:


          1. Article 1. Employment and Terms is hereby extended so that the expiration date shall be for a term of two (2) years beginning July 1, 1997.

          2. All other terms of the Agreement shall remain the same.

          IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the date first above written.

CHECKPOINT SYSTEMS, INC.

BY:  _______________________    BY: ______________________


____________________________    __________________________
                                 William J. Reilly, Jr.